UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 12th, 2017

CANNABICS PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-192759	20-3373669
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

#3 Bethesda Metro Center

Suite 700

Bethesda, Md 20814

(Address of principal executive offices and Zip Code)

877 424-2429

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 12th, 2017, the shareholders of the Corporation elected Eyal Barad as a Director and Chief Operating Officer (COO) of the Company.

Eyal Barad 52, is a co-founder of Cannabics Inc., founded in 2012, and is a core member of Cannabics Inc.’s management team and brings 20 years of executive managerial experience in successful technology and startup ventures. Mr. Barad received his BA in Economics & International Relations from the Hebrew University in Jerusalem in 1994, and an MBA with Honors from Haifa University in 2007.

Related Party – Barad is a shareholder and Board Member of Cannabics Inc., a Delaware corporation and majority shareholder of the Company.

ITEM 9.01 EXHIBITS

(d) Exhibits

10.01                Shareholder’s Resolution

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12th, 2017

Cannabics Pharmaceuticals Inc.

/s/ Itamar Borochov
By:	Itamar Borochov, Director, CEO

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